                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                          CONTRACT                       CONTRACT      GUARANTEE
                                                         PURCHASES                     REDEMPTIONS      CHARGES
                                                          DUE FROM                        DUE TO       PAYABLE TO
                                                        THE LINCOLN                    THE LINCOLN    THE LINCOLN
                                                       NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                         INSURANCE         TOTAL        INSURANCE      INSURANCE
SUBACCOUNT                               INVESTMENTS      COMPANY         ASSETS         COMPANY        COMPANY       NET ASSETS
------------------------------------   --------------  -------------  --------------  -------------  -------------  --------------
American Funds Asset Allocation
   Class 1                             $  436,922,206    $       --   $  436,922,206    $  361,933      $ 33,850    $  436,526,423
American Funds Asset Allocation
   Class 2                              2,928,962,290            --    2,928,962,290       730,139       225,652     2,928,006,499
American Funds Blue Chip Income &
   Growth Class 1                          94,232,745            --       94,232,745        56,853         7,474        94,168,418
American Funds Blue Chip Income &
   Growth Class 2                       2,448,187,772            --    2,448,187,772       119,091       193,331     2,447,875,350
American Funds Bond Class 1               203,545,297            --      203,545,297       103,838        16,093       203,425,366
American Funds Bond Class 2             3,123,152,499     1,261,774    3,124,414,273            --       255,012     3,124,159,261
American Funds Cash Management
   Class 1                                 58,786,435            --       58,786,435        56,638         4,616        58,725,181
American Funds Cash Management
   Class 2                                509,060,036            --      509,060,036     2,146,945        43,155       506,869,936
American Funds Global Balanced
   Class 2                                 20,869,583         1,434       20,871,017            --         1,919        20,869,098
American Funds Global Bond Class 1         61,205,680        37,544       61,243,224            --         4,956        61,238,268
American Funds Global Bond Class 2      1,214,572,851       520,429    1,215,093,280            --       102,633     1,214,990,647
American Funds Global Discovery
   Class 1                                 12,211,235            --       12,211,235         1,992           946        12,208,297
American Funds Global Discovery
   Class 2                                191,668,028            --      191,668,028        32,590        15,545       191,619,893
American Funds Global Growth
   Class 1                                 95,462,093            --       95,462,093       122,878         7,382        95,331,833
American Funds Global Growth
   Class 2                              1,399,748,764            --    1,399,748,764       540,121       113,832     1,399,094,811
American Funds Global Growth and
   Income Class 1                          62,254,648            --       62,254,648        72,763         4,905        62,176,980
American Funds Global Growth and
   Income Class 2                       1,265,115,211            --    1,265,115,211       466,453       102,419     1,264,546,339
American Funds Global Small
   Capitalization Class 1                  82,793,120            --       82,793,120         2,513         6,319        82,784,288
American Funds Global Small
   Capitalization Class 2                 788,750,343        17,625      788,767,968            --        63,390       788,704,578
American Funds Growth Class 1           1,252,974,418            --    1,252,974,418       868,529        95,613     1,252,010,276
American Funds Growth Class 2           4,987,844,512            --    4,987,844,512     2,123,161       413,654     4,985,307,697
American Funds Growth-Income
   Class 1                              1,333,576,396            --    1,333,576,396       548,842       102,302     1,332,925,252
American Funds Growth-Income
   Class 2                              5,021,807,866            --    5,021,807,866       317,881       397,416     5,021,092,569
American Funds High-Income Bond
   Class 1                                149,124,734        52,999      149,177,733            --        11,414       149,166,319
American Funds High-Income Bond
   Class 2                              1,014,257,254            --    1,014,257,254       564,248        81,823     1,013,611,183
American Funds International Class 1      587,192,235            --      587,192,235       771,187        44,595       586,376,453
American Funds International Class 2    1,783,638,315            --    1,783,638,315       585,920       148,563     1,782,903,832
American Funds International
   Growth and Income Class 1               14,151,229            --       14,151,229         1,709         1,123        14,148,397
American Funds International
   Growth and Income Class 2              190,695,203        54,738      190,749,941            --        15,591       190,734,350
American Funds Mortgage Bond
   Class 2                                 68,315,421        41,335       68,356,756            --         6,166        68,350,590
American Funds New World Class 1           79,278,892            --       79,278,892         9,064         6,110        79,263,718

See accompanying notes.

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                          CONTRACT                       CONTRACT      GUARANTEE
                                                         PURCHASES                     REDEMPTIONS      CHARGES
                                                          DUE FROM                        DUE TO       PAYABLE TO
                                                        THE LINCOLN                    THE LINCOLN    THE LINCOLN
                                                       NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                         INSURANCE         TOTAL        INSURANCE      INSURANCE
SUBACCOUNT                               INVESTMENTS      COMPANY         ASSETS         COMPANY        COMPANY       NET ASSETS
------------------------------------   --------------  -------------  --------------  -------------  -------------  --------------
American Funds New World Class 2       $  873,221,344   $       --    $  873,221,344     $100,178       $ 70,900    $  873,050,266
American Funds U.S. Government/
   AAA-Rated Securities Class 1           183,626,782      136,862       183,763,644           --         14,236       183,749,408
American Funds U.S. Government/
   AAA-Rated Securities Class 2         1,901,656,977      918,088     1,902,575,065           --        164,140     1,902,410,925
LVIP American Balanced Allocation
   Standard Class                           9,688,498       99,992         9,788,490           --            902         9,787,588
LVIP American Balanced Allocation
   Service Class                          444,020,080      319,935       444,340,015           --         42,429       444,297,586
LVIP American Growth Allocation
   Standard Class                           7,894,453       81,039         7,975,492           --            698         7,974,794
LVIP American Growth Allocation
   Service Class                          436,054,440      962,281       437,016,721           --         39,434       436,977,287
LVIP American Income Allocation
   Standard Class                           2,869,740           --         2,869,740            9            259         2,869,472
LVIP American Income Allocation
   Service Class                          125,687,953    1,162,861       126,850,814           --         11,904       126,838,910

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                                            MORTALITY
                                                              DIVIDENDS        AND           NET
                                                                FROM         EXPENSE      INVESTMENT
                                                             INVESTMENT     GUARANTEE       INCOME
SUBACCOUNT                                                     INCOME        CHARGES        (LOSS)
-----------------------------------------------------------  -----------  ------------   ------------
American Funds Asset Allocation Class 1                      $ 9,651,806  $ (6,647,567)  $  3,004,239
American Funds Asset Allocation Class 2                       57,003,990   (43,574,270)    13,429,720
American Funds Blue Chip Income & Growth Class 1               1,893,172    (1,389,813)       503,359
American Funds Blue Chip Income & Growth Class 2              44,097,267   (36,430,803)     7,666,464
American Funds Bond Class 1                                    6,564,388    (2,983,201)     3,581,187
American Funds Bond Class 2                                   93,754,187   (46,633,499)    47,120,688
American Funds Cash Management Class 1                                --      (870,698)      (870,698)
American Funds Cash Management Class 2                                --    (7,716,333)    (7,716,333)
American Funds Global Balanced Class 2                             7,763       (97,981)       (90,218)
American Funds Global Bond Class 1                             1,835,389      (887,723)       947,666
American Funds Global Bond Class 2                            33,661,423   (18,588,134)    15,073,289
American Funds Global Discovery Class 1                           84,989      (202,203)      (117,214)
American Funds Global Discovery Class 2                          834,058    (3,065,267)    (2,231,209)
American Funds Global Growth Class 1                           1,671,450    (1,582,978)        88,472
American Funds Global Growth Class 2                          20,210,711   (23,015,782)    (2,805,071)
American Funds Global Growth and Income Class 1                1,963,318    (1,011,206)       952,112
American Funds Global Growth and Income Class 2               35,833,616   (20,106,235)    15,727,381
American Funds Global Small Capitalization Class 1             1,677,332    (1,512,477)       164,855
American Funds Global Small Capitalization Class 2            12,227,112   (13,514,524)    (1,287,412)
American Funds Growth Class 1                                 12,033,097   (19,979,842)    (7,946,745)
American Funds Growth Class 2                                 33,150,593   (82,965,770)   (49,815,177)
American Funds Growth-Income Class 1                          25,449,918   (20,630,524)     4,819,394
American Funds Growth-Income Class 2                          81,868,769   (77,628,104)     4,240,665
American Funds High-Income Bond Class 1                       12,024,198    (2,241,280)     9,782,918
American Funds High-Income Bond Class 2                       79,864,457   (15,832,337)    64,032,120
American Funds International Class 1                          13,646,504    (9,992,105)     3,654,399
American Funds International Class 2                          35,647,823   (30,690,931)     4,956,892
American Funds International Growth and Income
   Class 1                                                       454,855      (221,756)       233,099
American Funds International Growth and Income
   Class 2                                                     5,604,917    (2,793,259)     2,811,658
American Funds Mortgage Bond Class 2                             368,504      (355,106)        13,398
American Funds New World Class 1                               1,804,089    (1,358,416)       445,673
American Funds New World Class 2                              16,652,667   (14,612,416)     2,040,251
American Funds U.S. Government/AAA-Rated
   Securities Class 1                                          3,626,685    (2,565,909)     1,060,776
American Funds U.S. Government/AAA-Rated
   Securities Class 2                                         33,385,033   (29,780,968)     3,604,065
LVIP American Balanced Allocation Standard Class                  65,972       (98,661)       (32,689)
LVIP American Balanced Allocation Service Class                  985,911    (4,373,955)    (3,388,044)
LVIP American Growth Allocation Standard Class                    38,876       (69,710)       (30,834)
LVIP American Growth Allocation Service Class                    830,735    (4,276,626)    (3,445,891)
LVIP American Income Allocation Standard Class                    17,847       (22,968)        (5,121)
LVIP American Income Allocation Service Class                    230,324    (1,156,575)      (926,251)

                                                        NET         DIVIDENDS                     NET CHANGE      NET INCREASE
                                                     REALIZED         FROM          TOTAL        IN UNREALIZED   (DECREASE) IN
                                                    GAIN (LOSS)   NET REALIZED   NET REALIZED   APPRECIATION OR    NET ASSETS
                                                        ON           GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                          INVESTMENTS    INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------  ------------  ------------  --------------  ---------------  ---------------
American Funds Asset Allocation Class 1             $ 10,711,364   $        --   $ 10,711,364    $ (12,497,862)   $   1,217,741
American Funds Asset Allocation Class 2               18,583,577            --     18,583,577      (33,214,749)      (1,201,452)
American Funds Blue Chip Income & Growth Class 1         159,101            --        159,101       (2,823,153)      (2,160,693)
American Funds Blue Chip Income & Growth Class 2      (9,393,038)           --     (9,393,038)     (56,025,246)     (57,751,820)
American Funds Bond Class 1                            1,544,546            --      1,544,546        4,714,483        9,840,216
American Funds Bond Class 2                           12,050,216            --     12,050,216       80,557,965      139,728,869
American Funds Cash Management Class 1                  (208,139)           --       (208,139)          48,830       (1,030,007)
American Funds Cash Management Class 2                (3,000,517)           --     (3,000,517)         273,226      (10,443,624)
American Funds Global Balanced Class 2                    24,659       186,309        210,968           85,251          206,001
American Funds Global Bond Class 1                       744,271       318,380      1,062,651         (179,906)       1,830,411
American Funds Global Bond Class 2                    12,977,858     6,542,847     19,520,705         (693,208)      33,900,786
American Funds Global Discovery Class 1                  478,343            --        478,343       (1,635,039)      (1,273,910)
American Funds Global Discovery Class 2                2,953,246            --      2,953,246      (18,920,180)     (18,198,143)
American Funds Global Growth Class 1                   3,947,598            --      3,947,598      (15,244,761)     (11,208,691)
American Funds Global Growth Class 2                  25,058,499            --     25,058,499     (180,823,364)    (158,569,936)
American Funds Global Growth and Income Class 1         (601,043)           --       (601,043)      (4,808,704)      (4,457,635)
American Funds Global Growth and Income Class 2       (7,002,486)           --     (7,002,486)     (95,059,393)     (86,334,498)
American Funds Global Small Capitalization Class 1     3,644,695            --      3,644,695      (26,382,253)     (22,572,703)
American Funds Global Small Capitalization Class 2     6,925,092            --      6,925,092     (204,409,666)    (198,771,986)
American Funds Growth Class 1                         36,190,407            --     36,190,407      (99,677,279)     (71,433,617)
American Funds Growth Class 2                         26,134,930            --     26,134,930     (272,677,230)    (296,357,477)
American Funds Growth-Income Class 1                  22,272,363            --     22,272,363      (69,365,412)     (42,273,655)
American Funds Growth-Income Class 2                 (23,373,389)           --    (23,373,389)    (150,958,376)    (170,091,100)
American Funds High-Income Bond Class 1                 (533,677)           --       (533,677)      (7,861,658)       1,387,583
American Funds High-Income Bond Class 2                5,344,752            --      5,344,752      (63,637,603)       5,739,269
American Funds International Class 1                  12,377,276            --     12,377,276     (124,283,641)    (108,251,966)
American Funds International Class 2                   5,056,501            --      5,056,501     (323,665,276)    (313,651,883)
American Funds International Growth and Income
   Class 1                                               134,672       113,235        247,907       (2,171,536)      (1,690,530)
American Funds International Growth and Income
   Class 2                                             1,424,978     1,347,676      2,772,654      (25,555,969)     (19,971,657)
American Funds Mortgage Bond Class 2                    (246,977)           --       (246,977)        (689,111)        (922,690)
American Funds New World Class 1                       4,078,652            --      4,078,652      (19,708,504)     (15,184,179)
American Funds New World Class 2                      25,651,783            --     25,651,783     (184,113,847)    (156,421,813)
American Funds U.S. Government/AAA-Rated
   Securities Class 1                                  2,445,065     4,171,947      6,617,012        3,292,680       10,970,468
American Funds U.S. Government/AAA-Rated
   Securities Class 2                                 16,263,308    44,857,988     61,121,296       43,771,350      108,496,711
LVIP American Balanced Allocation Standard Class          (6,686)            6         (6,680)        (134,368)        (173,737)
LVIP American Balanced Allocation Service Class         (569,394)          275       (569,119)      (5,958,748)      (9,915,911)
LVIP American Growth Allocation Standard Class            (1,974)            4         (1,970)        (197,902)        (230,706)
LVIP American Growth Allocation Service Class           (820,917)          295       (820,622)     (10,829,661)     (15,096,174)
LVIP American Income Allocation Standard Class             5,298             5          5,303           22,151           22,333
LVIP American Income Allocation Service Class            (29,606)          230        (29,376)       1,147,873          192,246

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                     AMERICAN       AMERICAN        AMERICAN        AMERICAN
                                                    FUNDS ASSET    FUNDS ASSET     FUNDS BLUE       FUNDS BLUE
                                                    ALLOCATION     ALLOCATION     CHIP INCOME &   CHIP INCOME &
                                                      CLASS 1        CLASS 2     GROWTH CLASS 1   GROWTH CLASS 2
                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                   ------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                      $500,028,013  $3,100,997,472    $88,256,956   $2,250,475,040
Changes From Operations:
   - Net investment income (loss)                     3,536,809      17,581,365        492,715        8,494,369
   - Net realized gain (loss) on investments          5,681,922     (24,098,706)      (933,177)     (28,575,551)
   - Net change in unrealized appreciation or
     depreciation on investments                     40,993,162     326,238,259      9,871,314      271,336,100
                                                   ------------  --------------    ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   50,211,893     319,720,918      9,430,852      251,254,918
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               2,666,688      79,383,762        824,955      150,359,185
   - Contract withdrawals and transfers to
     annuity reserves                               (55,747,245)   (271,788,276)    (9,853,449)    (172,407,449)
   - Contract transfers                              (6,602,386)    (14,048,115)     8,416,673      122,878,440
                                                   ------------  --------------    ------------  ---------------
                                                    (59,682,943)   (206,452,629)      (611,821)     100,830,176
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        219,640          17,075             --          242,469
   - Annuity Payments                                  (544,307)       (336,212)       (53,751)        (182,670)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                61,153          29,839          2,261          (27,068)
                                                   ------------  --------------    ------------  ---------------
                                                       (263,514)       (289,298)       (51,490)          32,731
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (59,946,457)   (206,741,927)      (663,311)     100,862,907
                                                   ------------  --------------    ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (9,734,564)    112,978,991      8,767,541      352,117,825
                                                   ------------  --------------    ------------  ---------------
NET ASSETS AT DECEMBER 31, 2010                     490,293,449   3,213,976,463     97,024,497    2,602,592,865
Changes From Operations:
   - Net investment income (loss)                     3,004,239      13,429,720        503,359        7,666,464
   - Net realized gain (loss) on investments         10,711,364      18,583,577        159,101       (9,393,038)
   - Net change in unrealized appreciation or
     depreciation on investments                    (12,497,862)    (33,214,749)    (2,823,153)     (56,025,246)
                                                   ------------  --------------    ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,217,741      (1,201,452)    (2,160,693)     (57,751,820)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               3,119,217      94,076,625        774,954       85,967,159
   - Contract withdrawals and transfers to
     annuity reserves                               (53,222,165)   (320,487,799)    (9,213,498)    (220,901,113)
   - Contract transfers                              (4,571,406)    (58,522,314)     7,768,198       37,890,869
                                                   ------------  --------------    ------------  ---------------
                                                    (54,674,354)   (284,933,488)      (670,346)     (97,043,085)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        229,461         605,770         22,834          266,134
   - Annuity Payments                                  (541,570)       (466,751)       (50,715)        (183,926)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 1,696          25,957          2,841           (4,818)
                                                   ------------  --------------    ------------  ---------------
                                                       (310,413)        164,976        (25,040)          77,390
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (54,984,767)   (284,768,512)      (695,386)     (96,965,695)
                                                   ------------  --------------    ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (53,767,026)   (285,969,964)    (2,856,079)    (154,717,515)
                                                   ------------  --------------    ------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                    $436,526,423  $2,928,006,499    $94,168,418   $2,447,875,350
                                                   ============  ==============    ============  ===============

                                                                                                                AMERICAN
                                                                                   AMERICAN       AMERICAN       FUNDS
                                                     AMERICAN       AMERICAN      FUNDS CASH    FUNDS CASH       GLOBAL
                                                    FUNDS BOND     FUNDS BOND     MANAGEMENT     MANAGEMENT     BALANCED
                                                      CLASS 1        CLASS 2        CLASS 1       CLASS 2       CLASS 2
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                   ------------  --------------  ------------  -------------  -----------
NET ASSETS AT JANUARY 1, 2010                      $216,656,095  $2,568,242,872  $ 81,744,082  $ 625,491,161  $        --
Changes From Operations:
   - Net investment income (loss)                     3,900,369      48,510,334    (1,057,096)    (8,982,508)          --
   - Net realized gain (loss) on investments            950,894       1,524,150      (383,846)    (4,064,035)          --
   - Net change in unrealized appreciation or
     depreciation on investments                      6,470,133      78,679,437       318,049      2,014,359           --
                                                   ------------  --------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   11,321,396     128,713,921    (1,122,893)   (11,032,184)          --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               1,106,739     263,016,694       254,458     31,877,022           --
   - Contract withdrawals and transfers to
     annuity reserves                               (27,867,243)   (231,238,472)  (36,776,069)  (213,799,237)          --
   - Contract transfers                              17,267,946     342,264,604    21,131,557     60,886,662           --
                                                   ------------  --------------  ------------  -------------  -----------
                                                     (9,492,558)    374,042,826   (15,390,054)  (121,035,553)          --
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        241,763         366,742        17,737         19,867           --
   - Annuity Payments                                  (159,571)       (273,685)      (57,237)      (317,480)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 3,665           5,901         6,126            450           --
                                                   ------------  --------------  ------------  -------------  -----------
                                                         85,857          98,958       (33,374)      (297,163)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (9,406,701)    374,141,784   (15,423,428)  (121,332,716)          --
                                                   ------------  --------------  ------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               1,914,695     502,855,705   (16,546,321)  (132,364,900)          --
                                                   ------------  --------------  ------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2010                     218,570,790   3,071,098,577    65,197,761    493,126,261           --
Changes From Operations:
   - Net investment income (loss)                     3,581,187      47,120,688      (870,698)    (7,716,333)     (90,218)
   - Net realized gain (loss) on investments          1,544,546      12,050,216      (208,139)    (3,000,517)     210,968
   - Net change in unrealized appreciation or
     depreciation on investments                      4,714,483      80,557,965        48,830        273,226       85,251
                                                   ------------  --------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    9,840,216     139,728,869    (1,030,007)   (10,443,624)     206,001
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               1,483,971     145,521,961       417,480     23,709,968    5,202,439
   - Contract withdrawals and transfers to
     annuity reserves                               (26,403,684)   (279,578,789)  (29,031,153)  (267,483,476)    (522,661)
   - Contract transfers                                  90,920      47,450,960    23,233,154    268,214,764   15,983,319
                                                   ------------  --------------  ------------  -------------  -----------
                                                    (24,828,793)    (86,605,868)   (5,380,519)    24,441,256   20,663,097
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        (11,671)        189,995            --         16,801           --
   - Annuity Payments                                  (154,455)       (260,460)      (42,477)      (270,792)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 9,279           8,148       (19,577)            34           --
                                                   ------------  --------------  ------------  -------------  -----------
                                                       (156,847)        (62,317)      (62,054)      (253,957)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (24,985,640)    (86,668,185)   (5,442,573)    24,187,299   20,663,097
                                                   ------------  --------------  ------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (15,145,424)     53,060,684    (6,472,580)    13,743,675   20,869,098
                                                   ------------  --------------  ------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2011                    $203,425,366  $3,124,159,261  $ 58,725,181  $ 506,869,936  $20,869,098
                                                   ============  ==============  ============  =============  ===========

                                                                                                AMERICAN
                                                     AMERICAN      AMERICAN       AMERICAN       FUNDS
                                                      FUNDS         FUNDS       FUNDS GLOBAL     GLOBAL
                                                   GLOBAL BOND   GLOBAL BOND      DISCOVERY     DISCOVERY
                                                     CLASS 1       CLASS 2         CLASS 1       CLASS 2
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                   -----------  --------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2010                      $50,454,206  $  788,223,120  $15,226,714   $179,151,048
Changes From Operations:
   - Net investment income (loss)                      984,227      15,430,649      (95,808)    (1,721,427)
   - Net realized gain (loss) on investments           513,116       4,844,066      241,653       (753,070)
   - Net change in unrealized appreciation or
     depreciation on investments                       611,883      11,759,381      871,448     17,612,196
                                                   -----------  --------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,109,226      32,034,096    1,017,293     15,137,699
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                616,510     136,918,620       79,676     14,258,223
   - Contract withdrawals and transfers to
     annuity reserves                               (5,666,877)    (62,675,171)  (1,414,908)   (13,556,215)
   - Contract transfers                             10,867,531     180,648,140     (733,467)     8,530,707
                                                   -----------  --------------  -----------   ------------
                                                     5,817,164     254,891,589   (2,068,699)     9,232,715
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        82,273         287,109       14,019         13,945
   - Annuity Payments                                  (19,741)        (45,080)      (3,227)       (33,623)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 (218)           (794)        (107)           146
                                                   -----------  --------------  -----------   ------------
                                                        62,314         241,235       10,685        (19,532)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            5,879,478     255,132,824   (2,058,014)     9,213,183
                                                   -----------  --------------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,988,704     287,166,920   (1,040,721)    24,350,882
                                                   -----------  --------------  -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                     58,442,910   1,075,390,040   14,185,993    203,501,930
Changes From Operations:
   - Net investment income (loss)                      947,666      15,073,289     (117,214)    (2,231,209)
   - Net realized gain (loss) on investments         1,062,651      19,520,705      478,343      2,953,246
   - Net change in unrealized appreciation or
     depreciation on investments                      (179,906)       (693,208)  (1,635,039)   (18,920,180)
                                                   -----------  --------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,830,411      33,900,786   (1,273,910)   (18,198,143)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                489,559     115,678,555       27,547     15,927,379
   - Contract withdrawals and transfers to
     annuity reserves                               (6,633,739)    (84,897,275)  (1,333,999)   (16,554,054)
   - Contract transfers                              7,123,249      74,862,199      604,356      6,974,572
                                                   -----------  --------------  -----------   ------------
                                                       979,069     105,643,479     (702,096)     6,347,897
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        10,650         112,319           --           (464)
   - Annuity Payments                                  (24,907)        (58,964)      (1,691)       (31,475)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  135           2,987            1            148
                                                   -----------  --------------  -----------   ------------
                                                       (14,122)         56,342       (1,690)       (31,791)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              964,947     105,699,821     (703,786)     6,316,106
                                                   -----------  --------------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,795,358     139,600,607   (1,977,696)   (11,882,037)
                                                   -----------  --------------  -----------   ------------
NET ASSETS AT DECEMBER 31, 2011                    $61,238,268  $1,214,990,647  $12,208,297   $191,619,893
                                                   ===========  ==============  ===========   ============

See accompanying notes.

                                                     AMERICAN       AMERICAN        AMERICAN       AMERICAN
                                                       FUNDS         FUNDS        FUNDS GLOBAL   FUNDS GLOBAL
                                                      GLOBAL         GLOBAL        GROWTH AND     GROWTH AND
                                                      GROWTH         GROWTH          INCOME         INCOME
                                                      CLASS 1       CLASS 2         CLASS 1         CLASS 2
                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                   ------------  --------------  -------------  --------------
NET ASSETS AT JANUARY 1, 2010                      $123,630,391  $1,480,117,896  $ 67,137,250   $1,224,600,877
Changes From Operations:
   - Net investment income (loss)                       313,788         611,172       978,383       14,925,117
   - Net realized gain (loss) on investments          2,791,035       7,483,272    (1,322,853)     (17,835,141)
   - Net change in unrealized appreciation or
     depreciation on investments                      8,066,200     143,616,634     7,177,359      131,958,393
                                                   ------------  --------------  ------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   11,171,023     151,711,078     6,832,889      129,048,369
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 713,572     104,667,801       568,601       96,252,489
   - Contract withdrawals and transfers to
     annuity reserves                               (11,930,551)   (111,279,623)   (6,749,224)     (80,419,047)
   - Contract transfers                              (2,655,657)     14,897,491     6,552,533       36,293,133
                                                   ------------  --------------  ------------   --------------
                                                    (13,872,636)      8,285,669       371,910       52,126,575
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                         (2,089)         13,484        44,615          121,514
   - Annuity Payments                                  (135,684)       (247,021)      (19,879)         (92,913)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                (1,849)          6,022           985              513
                                                   ------------  --------------  ------------   --------------
                                                       (139,622)       (227,515)       25,721           29,114
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (14,012,258)      8,058,154       397,631       52,155,689
                                                   ------------  --------------  ------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (2,841,235)    159,769,232     7,230,520      181,204,058
                                                   ------------  --------------  ------------   --------------
NET ASSETS AT DECEMBER 31, 2010                     120,789,156   1,639,887,128    74,367,770    1,405,804,935
Changes From Operations:
   - Net investment income (loss)                        88,472      (2,805,071)      952,112       15,727,381
   - Net realized gain (loss) on investments          3,947,598      25,058,499      (601,043)      (7,002,486)
   - Net change in unrealized appreciation or
     depreciation on investments                    (15,244,761)   (180,823,364)   (4,808,704)     (95,059,393)
                                                   ------------  --------------  ------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (11,208,691)   (158,569,936)   (4,457,635)     (86,334,498)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 512,504      51,225,084       433,569       63,231,406
   - Contract withdrawals and transfers to
     annuity reserves                               (11,958,170)   (136,582,770)   (6,782,079)    (105,881,270)
   - Contract transfers                              (2,649,152)      3,202,001    (1,341,928)     (12,355,307)
                                                   ------------  --------------  ------------   --------------
                                                    (14,094,818)    (82,155,685)   (7,690,438)     (55,005,171)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        (21,995)        191,918       (23,461)         191,156
   - Annuity Payments                                  (132,840)       (243,540)      (19,649)        (102,950)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 1,021         (15,074)          393           (7,133)
                                                   ------------  --------------  ------------   --------------
                                                       (153,814)        (66,696)      (42,717)          81,073
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (14,248,632)    (82,222,381)   (7,733,155)     (54,924,098)
                                                   ------------  --------------  ------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (25,457,323)   (240,792,317)  (12,190,790)    (141,258,596)
                                                   ------------  --------------  ------------   --------------
NET ASSETS AT DECEMBER 31, 2011                    $ 95,331,833  $1,399,094,811  $ 62,176,980   $1,264,546,339
                                                   ============  ==============  ============   ==============

                                                      AMERICAN        AMERICAN
                                                       FUNDS            FUNDS         AMERICAN        AMERICAN        AMERICAN
                                                    GLOBAL SMALL    GLOBAL SMALL       FUNDS           FUNDS            FUNDS
                                                   CAPITALIZATION  CAPITALIZATION      GROWTH          GROWTH       GROWTH-INCOME
                                                      CLASS 1          CLASS 2        CLASS 1         CLASS 2          CLASS 1
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                   --------------  --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                       $115,563,974   $ 824,856,660   $1,516,994,452  $5,008,217,471  $1,674,870,030
Changes From Operations:
   - Net investment income (loss)                        630,229       2,316,311       (6,667,323)    (40,188,817)      4,069,323
   - Net realized gain (loss) on investments           1,109,036      (5,405,167)       8,533,514     (64,450,778)      3,191,640
   - Net change in unrealized appreciation or
     depreciation on investments                      20,003,143     170,549,589      231,726,072     943,444,599     140,451,428
                                                    ------------   -------------   --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    21,742,408     167,460,733      233,592,263     838,805,004     147,712,391
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  704,339      56,454,807        7,396,157     290,600,927       9,068,095
   - Contract withdrawals and transfers to
     annuity reserves                                (12,801,329)    (67,097,432)    (166,393,114)   (383,978,748)   (183,267,724)
   - Contract transfers                                3,706,743      13,934,641      (55,363,927)    (11,832,375)    (52,403,264)
                                                    ------------   -------------   --------------  --------------  --------------
                                                      (8,390,247)      3,292,016     (214,360,884)   (105,210,196)   (226,602,893)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                            (391)         10,833          123,967         515,763         203,084
   - Annuity Payments                                    (98,769)       (162,072)      (1,286,371)       (470,710)     (1,385,594)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  4,430           7,393         (592,868)          5,923        (335,009)
                                                    ------------   -------------   --------------  --------------  --------------
                                                         (94,730)       (143,846)      (1,755,272)         50,976      (1,517,519)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (8,484,977)      3,148,170     (216,116,156)   (105,159,220)   (228,120,412)
                                                    ------------   -------------   --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               13,257,431     170,608,903       17,476,107     733,645,784     (80,408,021)
                                                    ------------   -------------   --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2010                      128,821,405     995,465,563    1,534,470,559   5,741,863,255   1,594,462,009
Changes From Operations:
   - Net investment income (loss)                        164,855      (1,287,412)      (7,946,745)    (49,815,177)      4,819,394
   - Net realized gain (loss) on investments           3,644,695       6,925,092       36,190,407      26,134,930      22,272,363
   - Net change in unrealized appreciation or
     depreciation on investments                     (26,382,253)   (204,409,666)     (99,677,279)   (272,677,230)    (69,365,412)
                                                    ------------   -------------   --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (22,572,703)   (198,771,986)     (71,433,617)   (296,357,477)    (42,273,655)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  545,274      45,763,614        6,186,851     161,735,778       9,004,330
   - Contract withdrawals and transfers to
     annuity reserves                                (11,730,911)    (78,578,940)    (158,734,327)   (485,915,138)   (176,050,783)
   - Contract transfers                              (12,267,426)     24,919,449      (57,546,566)   (135,748,804)    (51,219,479)
                                                    ------------   -------------   --------------  --------------  --------------
                                                     (23,453,063)     (7,895,877)    (210,094,042)   (459,928,164)   (218,265,932)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                          75,570          70,626          222,825         194,921         294,886
   - Annuity Payments                                    (89,825)       (169,518)      (1,074,137)       (465,428)     (1,221,655)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  2,904           5,770          (81,312)            590         (70,401)
                                                    ------------   -------------   --------------  --------------  --------------
                                                         (11,351)        (93,122)        (932,624)       (269,917)       (997,170)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (23,464,414)     (7,988,999)    (211,026,666)   (460,198,081)   (219,263,102)
                                                    ------------   -------------   --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (46,037,117)   (206,760,985)    (282,460,283)   (756,555,558)   (261,536,757)
                                                    ------------   -------------   --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2011                     $ 82,784,288   $ 788,704,578   $1,252,010,276  $4,985,307,697  $1,332,925,252
                                                    ============   =============   ==============  ==============  ==============

                                                      AMERICAN       AMERICAN       AMERICAN        AMERICAN
                                                        FUNDS          FUNDS         FUNDS           FUNDS
                                                    GROWTH-INCOME   HIGH-INCOME    HIGH-INCOME    INTERNATIONAL
                                                       CLASS 2     BOND CLASS 1   BOND CLASS 2       CLASS 1
                                                     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                   --------------  ------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                      $5,308,353,161  $168,606,355  $1,016,373,848   $ 891,829,837
   Changes From Operations:
   - Net investment income (loss)                       2,579,688    10,276,472      63,567,175       6,528,689
   - Net realized gain (loss) on investments          (73,079,562)   (2,155,780)      1,915,329       9,975,248
   - Net change in unrealized appreciation or
     depreciation on investments                      579,161,217    13,464,867      64,476,036      25,703,550
                                                   --------------  ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    508,661,343    21,585,559     129,958,540      42,207,487
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               232,824,710       751,889      42,119,095       3,204,186
   - Contract withdrawals and transfers to
     annuity reserves                                (439,129,233)  (23,483,902)    (96,502,914)    (90,438,493)
   - Contract transfers                                32,609,059       579,864      (3,470,862)    (40,025,815)
                                                   --------------  ------------  --------------  --------------
                                                     (173,695,464)  (22,152,149)    (57,854,681)   (127,260,122)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                          306,913        44,909         254,655          44,129
   - Annuity Payments                                    (869,380)     (171,036)       (190,410)       (815,033)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   2,796        (4,396)          5,466        (392,911)
                                                   --------------  ------------  --------------  --------------
                                                         (559,671)     (130,523)         69,711      (1,163,815)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (174,255,135)  (22,282,672)    (57,784,970)   (128,423,937)
                                                   --------------  ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               334,406,208      (697,113)     72,173,570     (86,216,450)
                                                   --------------  ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2010                     5,642,759,369   167,909,242   1,088,547,418     805,613,387
Changes From Operations:
   - Net investment income (loss)                       4,240,665     9,782,918      64,032,120       3,654,399
   - Net realized gain (loss) on investments          (23,373,389)     (533,677)      5,344,752      12,377,276
   - Net change in unrealized appreciation or
     depreciation on investments                     (150,958,376)   (7,861,658)    (63,637,603)   (124,283,641)
                                                   --------------  ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (170,091,100)    1,387,583       5,739,269    (108,251,966)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               151,744,852       939,545      33,386,798       3,965,534
   - Contract withdrawals and transfers to
     annuity reserves                                (513,816,956)  (22,588,109)   (112,843,128)    (79,708,262)
   - Contract transfers                               (89,684,311)    1,636,301      (1,090,138)    (34,653,764)
                                                   --------------  ------------  --------------  --------------
                                                     (451,756,415)  (20,012,263)    (80,546,468)   (110,396,492)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                          989,649        90,398          74,355         126,255
   - Annuity Payments                                    (822,497)     (210,938)       (207,532)       (680,368)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  13,563         2,297           4,141         (34,363)
                                                   --------------  ------------  --------------  --------------
                                                          180,715      (118,243)       (129,036)       (588,476)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (451,575,700)  (20,130,506)    (80,675,504)   (110,984,968)
                                                   --------------  ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (621,666,800)  (18,742,923)    (74,936,235)   (219,236,934)
                                                   --------------  ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2011                    $5,021,092,569  $149,166,319  $1,013,611,183   $ 586,376,453
                                                   ==============  ============  ==============  ==============

See accompanying notes.

                                                                          AMERICAN       AMERICAN
                                                                           FUNDS          FUNDS
                                                          AMERICAN     INTERNATIONAL  INTERNATIONAL     AMERICAN
                                                            FUNDS        GROWTH AND     GROWTH AND       FUNDS
                                                        INTERNATIONAL      INCOME         INCOME     MORTGAGE BOND
                                                           CLASS 2        CLASS 1        CLASS 2        CLASS 2
                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                       --------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                          $1,977,114,769   $11,569,850    $ 95,854,382   $        --
Changes From Operations:
   - Net investment income (loss)                          11,026,019       132,241       1,332,099            --
   - Net realized gain (loss) on investments               (6,119,139)      497,320       5,629,628            --
   - Net change in unrealized appreciation or
     depreciation on investments                          112,098,924       (14,276)      3,754,518            --
                                                       --------------   -----------    ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        117,005,804       615,285      10,716,245            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   135,344,269       228,235      32,176,015            --
   - Contract withdrawals and transfers to
     annuity reserves                                    (141,024,624)   (1,064,588)     (7,388,862)           --
   - Contract transfers                                    52,576,898     3,479,228      41,967,954            --
                                                       --------------   -----------    ------------   -----------
                                                           46,896,543     2,642,875      66,755,107            --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                      353,997        82,918          97,731            --
   - Annuity Payments                                        (385,036)       (7,007)        (13,761)           --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                (2,035)          (71)              6            --
                                                       --------------   -----------    ------------   -----------
                                                              (33,074)       75,840          83,976            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       46,863,469     2,718,715      66,839,083            --
                                                       --------------   -----------    ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   163,869,273     3,334,000      77,555,328            --
                                                       --------------   -----------    ------------   -----------
NET ASSETS AT DECEMBER 31, 2010                         2,140,984,042    14,903,850     173,409,710            --
Changes From Operations:
   - Net investment income (loss)                           4,956,892       233,099       2,811,658        13,398
   - Net realized gain (loss) on investments                5,056,501       247,907       2,772,654      (246,977)
   - Net change in unrealized appreciation or
     depreciation on investments                         (323,665,276)   (2,171,536)    (25,555,969)     (689,111)
                                                       --------------   -----------    ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       (313,651,883)   (1,690,530)    (19,971,657)     (922,690)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    61,912,464        59,123      24,530,358    24,426,352
   - Contract withdrawals and transfers to annuity
     reserves                                            (168,151,330)   (1,309,835)    (10,149,414)   (1,246,063)
   - Contract transfers                                    61,920,814     2,185,045      22,926,463    46,072,856
                                                       --------------   -----------    ------------   -----------
                                                          (44,318,052)      934,333      37,307,407    69,253,145
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                               92,017         9,822              --        43,681
   - Annuity Payments                                        (205,712)       (9,120)        (11,119)      (23,536)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 3,420            42               9           (10)
                                                       --------------   -----------    ------------   -----------
                                                             (110,275)          744         (11,110)       20,135
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (44,428,327)      935,077      37,296,297    69,273,280
                                                       --------------   -----------    ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (358,080,210)     (755,453)     17,324,640    68,350,590
                                                       --------------   -----------    ------------   -----------
NET ASSETS AT DECEMBER 31, 2011                        $1,782,903,832   $14,148,397    $190,734,350   $68,350,590
                                                       ==============   ===========    ============   ===========

                                                                                       AMERICAN      AMERICAN
                                                                                      FUNDS U.S.     FUNDS U.S.
                                                         AMERICAN       AMERICAN      GOVERNMENT/    GOVERNMENT/
                                                           FUNDS          FUNDS        AAA-RATED      AAA-RATED
                                                         NEW WORLD      NEW WORLD     SECURITIES     SECURITIES
                                                          CLASS 1        CLASS 2        CLASS 1        CLASS 2
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                       ------------  --------------  ------------  --------------
NET ASSETS AT JANUARY 1, 2010                          $ 97,473,198  $  871,366,069  $206,410,443  $1,484,380,268
Changes From Operations:
   - Net investment income (loss)                           410,848       1,374,147     1,025,292       5,657,175
   - Net realized gain (loss) on investments              2,635,666      15,493,235     3,430,397      18,078,509
   - Net change in unrealized appreciation or
     depreciation on investments                         11,564,481     122,114,754     4,442,613      38,276,771
                                                       ------------  --------------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       14,610,995     138,982,136     8,898,302      62,012,455
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     553,415      72,822,208     1,197,073     227,968,483
   - Contract withdrawals and transfers to
     annuity reserves                                    (8,273,416)    (68,122,757)  (27,445,542)   (146,504,456)
   - Contract transfers                                   4,320,952      32,164,745     2,732,193     238,412,623
                                                       ------------  --------------  ------------  --------------
                                                         (3,399,049)     36,864,196   (23,516,276)    319,876,650
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                             79,637          81,138       (20,181)        205,635
   - Annuity Payments                                       (58,743)       (137,484)     (151,941)       (176,361)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                               1,969           5,224        13,540           3,531
                                                       ------------  --------------  ------------  --------------
                                                             22,863         (51,122)     (158,582)         32,805
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (3,376,186)     36,813,074   (23,674,858)    319,909,455
                                                       ------------  --------------  ------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  11,234,809     175,795,210   (14,776,556)    381,921,910
                                                       ------------  --------------  ------------  --------------
NET ASSETS AT DECEMBER 31, 2010                         108,708,007   1,047,161,279   191,633,887   1,866,302,178
Changes From Operations:
   - Net investment income (loss)                           445,673       2,040,251     1,060,776       3,604,065
   - Net realized gain (loss) on investments              4,078,652      25,651,783     6,617,012      61,121,296
   - Net change in unrealized appreciation or
     depreciation 0n investments                        (19,708,504)   (184,113,847)    3,292,680      43,771,350
                                                       ------------  --------------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (15,184,179)   (156,421,813)   10,970,468     108,496,711
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     531,181      58,672,622     1,718,199     109,156,932
   - Contract withdrawals and transfers to annuity
     reserves                                            (7,632,174)    (80,366,836)  (22,319,427)   (164,978,841)
   - Contract transfers                                  (7,098,650)      4,036,442     1,815,479     (16,608,250)
                                                       ------------  --------------  ------------  --------------
                                                        (14,199,643)    (17,657,772)  (18,785,749)    (72,430,159)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                             (8,175)        124,629        76,855         214,773
   - Annuity Payments                                       (54,178)       (158,006)     (132,863)       (174,323)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                               1,886           1,949       (13,190)          1,745
                                                       ------------  --------------  ------------  --------------
                                                            (60,467)        (31,428)      (69,198)         42,195
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (14,260,110)    (17,689,200)  (18,854,947)    (72,387,964)
                                                       ------------  --------------  ------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (29,444,289)   (174,111,013)   (7,884,479)     36,108,747
                                                       ------------  --------------  ------------  --------------
NET ASSETS AT DECEMBER 31, 2011                        $ 79,263,718  $  873,050,266  $183,749,408  $1,902,410,925
                                                       ============  ==============  ============  ==============

                                                        LVIP AMERICAN  LVIP AMERICAN   LVIP AMERICAN  LVIP AMERICAN   LVIP AMERICAN
                                                           BALANCED       BALANCED        GROWTH          GROWTH         INCOME
                                                         ALLOCATION      ALLOCATION     ALLOCATION      ALLOCATION     ALLOCATION
                                                       STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                       --------------  -------------  --------------  -------------- --------------
NET ASSETS AT JANUARY 1, 2010                            $       --     $         --    $       --     $         --    $       --
Changes From Operations:
   - Net investment income (loss)                              (598)         (28,639)           (7)         (22,277)          (60)
   - Net realized gain (loss) on investments                    486           13,058            --           17,692            --
   - Net change in unrealized appreciation or
     depreciation on investments                              9,380          332,541           125          319,047           547
                                                         ----------     ------------    ----------     ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            9,268          316,960           118          314,462           487
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       1,394       21,385,123            --       21,861,400            --
   - Contract withdrawals and transfers to
     annuity reserves                                            --          (42,054)           --          (41,386)           --
   - Contract transfers                                     700,695       13,622,067        13,393        8,786,980        64,582
                                                         ----------     ------------    ----------     ------------    ----------
                                                            702,089       34,965,136        13,393       30,606,994        64,582
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                         --               --            --               --            --
   - Annuity Payments                                            --               --            --               --            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                  --               --            --               --            --
                                                         ----------     ------------    ----------     ------------    ----------
                                                                 --               --            --               --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        702,089       34,965,136        13,393       30,606,994        64,582
                                                         ----------     ------------    ----------     ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     711,357       35,282,096        13,511       30,921,456        65,069
                                                         ----------     ------------    ----------     ------------    ----------
NET ASSETS AT DECEMBER 31, 2010                             711,357       35,282,096        13,511       30,921,456        65,069
Changes From Operations:
   - Net investment income (loss)                           (32,689)      (3,388,044)      (30,834)      (3,445,891)       (5,121)
   - Net realized gain (loss) on investments                 (6,680)        (569,119)       (1,970)        (820,622)        5,303
   - Net change in unrealized appreciation or
     depreciation on investments                           (134,368)      (5,958,748)     (197,902)     (10,829,661)       22,151
                                                         ----------     ------------    ----------     ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         (173,737)      (9,915,911)     (230,706)     (15,096,174)       22,333
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     179,218      241,156,772       420,716      270,885,009         6,012
   - Contract withdrawals and transfers to annuity
     reserves                                              (710,361)     (13,015,385)     (341,590)     (11,621,352)     (424,781)
   - Contract transfers                                   9,757,539      190,790,014     8,112,863      161,888,348     3,200,839
                                                         ----------     ------------    ----------     ------------    ----------
                                                          9,226,396      418,931,401     8,191,989      421,152,005     2,782,070
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                 --               --            --               --            --
   - Annuity Payments                                        23,090               --            --               --            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 482               --            --               --            --
                                                         ----------     ------------    ----------     ------------    ----------
                                                             23,572               --            --               --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      9,249,968      418,931,401     8,191,989      421,152,005     2,782,070
                                                         ----------     ------------    ----------     ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   9,076,231      409,015,490     7,961,283      406,055,831     2,804,403
                                                         ----------     ------------    ----------     ------------    ----------
NET ASSETS AT DECEMBER 31, 2011                          $9,787,588     $444,297,586    $7,974,794     $436,977,287    $2,869,472
                                                         ==========     ============    ==========     ============    ==========

See accompanying notes.

                                                                                     LVIP AMERICAN
                                                                                   INCOME ALLOCATION
                                                                                     SERVICE CLASS
                                                                                       SUBACCOUNT
                                                                                   -----------------
NET ASSETS AT JANUARY 1, 2010                                                         $         --
Changes From Operations:
   - Net investment income (loss)                                                          (14,380)
   - Net realized gain (loss) on investments                                                 2,912
   - Net change in unrealized appreciation or depreciation on investments                  129,877
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            118,409
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                  4,403,402
   - Contract withdrawals and transfers to annuity reserves                                (36,452)
   - Contract transfers                                                                 12,731,055
                                                                                      ------------
                                                                                        17,098,005
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                                   --
   - Annuity Payments                                                                           --
   - Receipt (reimbursement) of mortality guarantee adjustment                                  --
                                                                                      ------------
                                                                                                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                  17,098,005
                                                                                      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 17,216,414
                                                                                      ------------
NET ASSETS AT DECEMBER 31, 2010                                                         17,216,414
Changes From Operations:
   - Net investment income (loss)                                                         (926,251)
   - Net realized gain (loss) on investments                                               (29,376)
   - Net change in unrealized appreciation or depreciation on investments                1,147,873
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            192,246
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 45,991,129
   - Contract withdrawals and transfers to annuity reserves                             (4,468,364)
   - Contract transfers                                                                 67,907,485
                                                                                      ------------
                                                                                       109,430,250
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                                   --
   - Annuity Payments                                                                           --
   - Receipt (reimbursement) of mortality guarantee adjustment                                  --
                                                                                      ------------
                                                                                                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                 109,430,250
                                                                                      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                109,622,496
                                                                                      ------------
NET ASSETS AT DECEMBER 31, 2011                                                       $126,838,910
                                                                                      ============

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account H (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on August 1, 1989, are part of the operations of the Company. The Variable Account consists of eleven products as follows:

     -    American Legacy II

     -    American Legacy III

     -    American Legacy III (B Class)

     -    American Legacy Shareholder's Advantage

     -    American Legacy Shareholder's Advantage (A Class)

     -    American Legacy III Plus

     -    American Legacy III C-Share

     -    American Legacy III View

     -    American Legacy Design

     -    American Legacy Signature

     -    American Legacy Fusion

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of forty-two mutual funds (the Funds) of two diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (American Funds):
     American Funds Asset Allocation Class 1 Fund
     American Funds Asset Allocation Class 2 Fund
     American Funds Blue Chip Income & Growth Class 1 Fund
     American Funds Blue Chip Income & Growth Class 2 Fund
     American Funds Bond Class 1 Fund
     American Funds Bond Class 2 Fund
     American Funds Cash Management Class 1 Fund
     American Funds Cash Management Class 2 Fund
     American Funds Global Balanced Class 1 Fund**
     American Funds Global Balanced Class 2 Fund
     American Funds Global Bond Class 1 Fund
     American Funds Global Bond Class 2 Fund
     American Funds Global Discovery Class 1 Fund
     American Funds Global Discovery Class 2 Fund
     American Funds Global Growth Class 1 Fund
     American Funds Global Growth Class 2 Fund
     American Funds Global Growth and Income Class 1 Fund
     American Funds Global Growth and Income Class 2 Fund
     American Funds Global Small Capitalization Class 1 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 1 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 1 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 1 Fund
     American Funds High-Income Bond Class 2 Fund
     American Funds International Class 1 Fund
     American Funds International Class 2 Fund
     American Funds International Growth and Income Class 1 Fund American Funds International Growth and Income Class 2 Fund American Funds Mortgage Bond Class 1 Fund**
     American Funds Mortgage Bond Class 2 Fund
     American Funds New World Class 1 Fund
     American Funds New World Class 2 Fund
     American Funds U.S. Government/AAA-Rated Securities Class 1 Fund American Funds U.S. Government/AAA-Rated Securities Class 2 Fund
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP American Balanced Allocation Standard Class Fund
     LVIP American Balanced Allocation Service Class Fund
     LVIP American Growth Allocation Standard Class Fund
     LVIP American Growth Allocation Service Class Fund
     LVIP American Income Allocation Standard Class Fund
     LVIP American Income Allocation Service Class Fund

*    Denotes an affiliate of the Company

**   Available fund with no money invested at December 31, 2011

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2010, the LVIP American Balance Allocation Standard Class Fund, the LVIP American Balance Allocation Service Class Fund, the LVIP American Growth Allocation Standard Class Fund, the LVIP American Growth Allocation Service Class Fund, the LVIP American Income Allocation Standard Class Fund and the LVIP American Income Allocation Service Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2010.

During 2011, the American Funds Global Balanced Class 1 Fund, the American Funds Global Balanced Class 2 Fund, the American Funds Mortgage Bond Class 1 Fund and the American Funds Mortgage Bond Class 2 Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the eleven contract types within the Variable Account:

- American Legacy II at a daily rate of .0036986% to .0076712% (1.35% to 2.80% on an annual basis)

- American Legacy III at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- American Legacy III (B Class) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- American Legacy Shareholder's Advantage (A Class) at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- American Legacy III Plus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

- American Legacy III C-Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- American Legacy III View at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- American Legacy Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

- American Legacy Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis)

- American Legacy Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis)

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrendercharges for 2011 and 2010 were $143,772,677 and $127,208,715, respectively.

For the Shareholder's Advantage and Shareholder's Advantage (A Class) products a front-end load, or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the year ending December 31, 2011 and 2010, sales charges were $7,860,263 and $9,604,142, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                  MINIMUM   MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS                        TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)   OUTSTANDING     NET ASSETS    RETURN(4) RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -------------  --------------  --------- ---------- ---------
AMERICAN FUNDS ASSET ALLOCATION CLASS 1
            2011                 1.35%    2.80%    $ 1.40    $11.41     112,716,926  $  436,526,423    -0.89%      0.20%    2.04%
            2010                 1.35%    2.45%      1.40     11.44     126,993,899     490,293,449    10.03%     11.24%    2.14%
            2009                 1.35%    2.45%      1.27     10.33     143,546,982     500,028,013    21.26%     22.60%    2.53%
            2008                 1.35%    2.45%      1.04      8.46     164,722,844     469,099,952   -31.02%    -30.25%    2.64%
            2007                 1.35%    2.45%      1.49     12.19     195,387,497     800,417,170     4.23%      5.38%    2.30%
AMERICAN FUNDS ASSET ALLOCATION CLASS 2
            2011                 0.60%    3.15%      1.33     12.59     864,446,597   2,928,006,499    -1.55%      0.69%    1.83%
            2010                 0.60%    2.85%      1.34     12.51     982,829,321   3,213,976,463     9.35%     11.83%    1.96%
            2009                 0.60%    2.85%      1.21     11.19   1,097,921,328   3,100,997,472    20.50%     23.24%    2.39%
            2008                 0.60%    2.85%      0.99      9.08   1,230,770,995   2,611,347,564   -31.49%    -29.93%    2.55%
            2007                 0.60%    2.85%      1.43     12.97   1,414,320,664   3,883,524,518     3.56%      5.92%    2.27%
AMERICAN FUNDS BLUE CHIP INCOME & GROWTH CLASS 1
            2011                 1.35%    2.80%      1.07     10.19      84,097,372      94,168,418    -3.03%     -1.96%    1.96%
            2010                 1.35%    2.45%      1.09     10.44      85,824,195      97,024,497     9.89%     11.11%    1.97%
            2009                 1.35%    2.45%      0.98      9.44      87,273,361      88,256,956    25.08%     26.46%    2.33%
            2008                 1.35%    2.45%      0.78      7.50      94,803,298      75,211,590   -37.84%    -37.16%    2.22%
            2007                 1.35%    2.45%      1.24     11.99     106,011,160     133,313,519    -0.23%      0.87%    2.83%
AMERICAN FUNDS BLUE CHIP INCOME & GROWTH CLASS 2
            2011                 0.60%    3.15%      1.02     11.20     752,767,147   2,447,875,350    -3.69%     -1.50%    1.74%
            2010                 0.60%    2.85%      1.05     11.37     822,833,022   2,602,592,865     9.17%     11.65%    1.80%
            2009                 0.60%    2.85%      0.95     10.19     864,409,719   2,250,475,040    24.37%     27.20%    2.22%
            2008                 0.60%    2.85%      0.75      8.02     934,129,810   1,631,614,132   -38.29%    -36.89%    2.16%
            2007                 0.60%    2.85%      1.21     12.71   1,014,815,183   2,370,018,576    -0.84%      1.42%    2.63%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                  MINIMUM   MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS                        TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)   OUTSTANDING     NET ASSETS    RETURN(4) RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -------------  --------------  --------- ---------- ---------
AMERICAN FUNDS BOND CLASS 1
            2011                 1.35%    2.80%    $ 1.35    $11.53     106,119,662  $  203,425,366     3.84%      4.98%    3.17%
            2010                 1.35%    2.45%      1.30     11.03     120,705,653     218,570,790     4.15%      5.30%    3.17%
            2009                 1.35%    2.45%      1.25     10.52     126,939,431     216,656,095    10.10%     11.31%    3.48%
            2008                 1.35%    2.45%      1.14      9.34     108,489,879     165,970,606   -11.36%    -10.38%    5.64%
            2007                 1.35%    2.45%      1.28     10.52     113,833,745     194,490,683     1.15%      2.27%    7.94%
AMERICAN FUNDS BOND CLASS 2
            2011                 0.60%    3.15%      1.30     12.32     640,282,264   3,124,159,261     3.12%      5.47%    3.00%
            2010                 0.60%    2.85%      1.25     11.69     686,974,065   3,071,098,577     3.45%      5.81%    3.19%
            2009                 0.60%    2.85%      1.21     11.05     676,705,245   2,568,242,872     9.44%     11.93%    3.56%
            2008                 0.60%    2.85%      1.10      9.88     582,367,931   1,671,458,064   -11.90%     -9.89%    5.88%
            2007                 0.60%    2.85%      1.25     10.97     601,339,968   1,606,072,238     0.43%      2.71%    8.06%
AMERICAN FUNDS CASH MANAGEMENT CLASS 1
            2011                 1.35%    2.45%      0.94      9.79      37,509,363      58,725,181    -2.68%     -1.60%    0.00%
            2010                 1.35%    2.45%      0.96     10.05      41,196,420      65,197,761    -2.51%     -1.43%    0.00%
            2009                 1.35%    2.45%      0.99     10.29      50,601,508      81,744,082    -2.52%     -1.44%    0.23%
            2008                 1.35%    2.45%      1.01     10.54      79,474,327     130,801,938    -0.33%      0.78%    2.01%
            2007                 1.35%    2.45%      1.02     10.68      54,152,224      88,079,206     2.41%      3.55%    6.94%
AMERICAN FUNDS CASH MANAGEMENT CLASS 2
            2011                 0.60%    3.05%      0.90     10.75     175,866,721     506,869,936    -3.33%     -1.13%    0.00%
            2010                 0.60%    2.85%      0.93     10.88     172,388,885     493,126,261    -3.15%     -0.95%    0.00%
            2009                 0.60%    2.85%      0.96     10.99     230,228,422     625,491,161    -3.13%     -0.93%    0.18%
            2008                 0.60%    2.85%      0.98     11.10     386,672,372     960,131,197    -0.97%      1.29%    2.06%
            2007                 0.60%    2.85%      0.99     10.96     183,435,437     418,397,051     1.79%      4.10%    6.90%
AMERICAN FUNDS GLOBAL BALANCED CLASS 2
            2011     5/24/11     0.60%    3.15%     10.07     10.35       2,030,374      20,869,098    -0.07%      3.21%    0.08%
AMERICAN FUNDS GLOBAL BOND CLASS 1
            2011                 1.35%    2.80%     12.34     13.06       4,734,453      61,238,268     2.33%      3.46%    3.04%
            2010                 1.35%    2.45%     12.06     12.62       4,651,660      58,442,910     2.89%      4.03%    3.19%
            2009                 1.35%    2.45%     11.72     12.13       4,168,471      50,454,206     7.38%      8.56%    1.95%
            2008                 1.35%    2.45%     10.95     11.17       3,013,584      33,637,543     1.25%      2.22%    4.89%
            2007                 1.35%    2.30%     10.82     10.93       1,465,167      16,009,800     7.05%      8.07%    6.02%
AMERICAN FUNDS GLOBAL BOND CLASS 2
            2011                 0.60%    3.15%     10.91     13.38      95,633,666   1,214,990,647     1.60%      3.91%    2.80%
            2010                 0.60%    2.85%     11.74     12.88      86,839,203   1,075,390,040     2.28%      4.60%    3.21%
            2009                 0.60%    2.85%     11.48     12.31      65,942,568     788,223,120     6.61%      9.04%    1.81%
            2008                 0.60%    2.85%     10.77     11.29      39,336,991     435,364,193     0.58%      2.86%    5.69%
            2007                 0.60%    2.85%     10.71     10.98      14,645,000     159,058,709     6.16%      8.57%    6.10%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 1
            2011                 1.35%    2.80%      1.25     11.18       9,402,363      12,208,297    -9.17%     -8.16%    0.59%
            2010                 1.35%    2.45%      1.37     12.29      10,161,034      14,185,993     7.76%      8.95%    0.71%
            2009                 1.35%    2.45%      1.26     11.39      11,905,989      15,226,714    48.04%     49.46%    0.87%
            2008                 1.35%    2.30%      0.84      7.70       9,543,338       8,149,673   -46.27%    -45.76%    0.99%
            2007                 1.35%    2.30%      1.56     14.32      10,747,106      16,933,167    14.88%     15.98%    1.21%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 2
            2011                 0.60%    3.15%      1.20     12.63      48,310,754     191,619,893    -9.74%     -7.68%    0.40%
            2010                 0.60%    2.85%      1.32     13.69      50,691,986     203,501,930     7.05%      9.49%    0.55%
            2009                 0.60%    2.85%      1.22     12.51      54,381,250     179,151,048    46.67%     50.00%    0.60%
            2008                 0.60%    2.85%      0.82      8.34      56,388,286     124,422,273   -46.63%    -45.42%    0.76%
            2007                 0.60%    2.85%      1.52     15.30      63,782,569     227,161,626    13.92%     16.51%    1.06%
AMERICAN FUNDS GLOBAL GROWTH CLASS 1
            2011                 1.35%    2.65%      1.89     12.05      36,708,085      95,331,833   -10.87%     -9.89%    1.49%
            2010                 1.35%    2.45%      2.10     13.43      42,120,791     120,789,156     9.33%     10.54%    1.67%
            2009                 1.35%    2.45%      1.91     12.20      47,747,317     123,630,391    39.13%     40.67%    1.64%
            2008                 1.35%    2.45%      1.36      8.71      54,052,705      99,512,516   -39.73%    -39.06%    1.88%
            2007                 1.35%    2.45%      2.25     14.36      65,302,320     197,046,041    12.37%     13.62%    2.99%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                  MINIMUM   MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS                        TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)   OUTSTANDING     NET ASSETS    RETURN(4) RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -------------  --------------  --------- ---------- ---------
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 0.60%    3.15%    $ 1.05    $13.62     311,070,151  $1,399,094,811   -11.45%     -9.43%    1.30%
            2010                 0.60%    2.85%      1.17     15.05     349,073,486   1,639,887,128     8.61%     11.08%    1.51%
            2009                 0.60%    2.85%      1.06     13.55     381,569,108   1,480,117,896    38.31%     41.45%    1.42%
            2008                 0.60%    2.85%      0.76      9.59     435,479,493   1,147,668,360   -40.12%    -38.76%    1.89%
            2007                 0.60%    2.85%      1.25     15.66     476,679,602   1,753,710,143    11.62%     14.16%    2.80%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 1
            2011                 1.35%    2.80%     10.00     10.63       5,872,802      62,176,980    -6.99%     -5.96%    2.78%
            2010                 1.35%    2.45%     10.75     11.31       6,598,872      74,367,770     9.31%     10.52%    2.86%
            2009                 1.35%    2.45%      9.83     10.23       6,575,521      67,137,250    36.72%     38.23%    2.77%
            2008                 1.35%    2.45%      7.19      7.40       6,550,426      48,412,867   -42.49%    -41.85%    2.18%
            2007                 1.35%    2.45%     12.51     12.73       5,855,527      74,481,098    10.31%     11.53%    2.37%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 2
            2011                 0.60%    3.15%      9.51     10.96     121,347,211   1,264,546,339    -7.53%     -5.42%    2.64%
            2010                 0.60%    2.85%     10.27     11.58     126,470,214   1,405,804,935     8.64%     11.12%    2.66%
            2009                 0.60%    2.85%      9.45     10.42     121,333,202   1,224,600,877    35.80%     38.89%    2.39%
            2008                 0.60%    2.85%      6.95      7.51     133,359,624     976,964,534   -42.82%    -41.52%    2.26%
            2007                 0.60%    2.85%     12.18     12.83      97,150,639   1,228,232,144     9.50%     12.00%    2.39%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 1
            2011                 1.35%    2.80%      2.25     11.28      32,010,494      82,784,288   -20.91%    -20.03%    1.54%
            2010                 1.35%    2.45%      2.85     14.17      39,989,782     128,821,405    19.79%     21.11%    1.93%
            2009                 1.35%    2.45%      2.38     11.75      43,470,602     115,563,974    57.72%     59.47%    0.47%
            2008                 1.35%    2.45%      1.51      7.40      46,587,577      77,681,033   -54.52%    -54.02%    0.00%
            2007                 1.35%    2.45%      3.31     16.17      60,396,973     218,734,761    18.79%     20.10%    3.17%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                 0.60%    3.15%      1.26     12.98     162,224,398     788,704,578   -21.42%    -19.63%    1.33%
            2010                 0.60%    2.85%      1.59     16.16     176,187,611     995,465,563    18.98%     21.68%    1.74%
            2009                 0.60%    2.85%      1.32     13.29     188,663,763     824,856,660    56.77%     60.33%    0.27%
            2008                 0.60%    2.85%      0.83      8.29     214,242,413     568,607,890   -54.83%    -53.80%    0.00%
            2007                 0.60%    2.85%      1.82     17.96     249,699,753   1,234,074,373    18.02%     20.70%    2.96%
AMERICAN FUNDS GROWTH CLASS 1
            2011                 1.35%    2.80%      1.51     10.75     191,324,404   1,252,010,276    -6.38%     -5.35%    0.84%
            2010                 1.35%    2.45%      1.60     11.41     221,733,205   1,534,470,559    16.13%     17.41%    0.93%
            2009                 1.35%    2.45%      1.37      9.76     256,568,252   1,516,994,452    36.36%     37.87%    0.86%
            2008                 1.35%    2.45%      0.99      7.11     296,412,768   1,274,020,476   -45.19%    -44.58%    1.01%
            2007                 1.35%    2.45%      1.80     12.89     348,706,797   2,711,824,518     9.91%     11.13%    0.96%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.60%    3.15%      0.91     11.93   1,077,732,427   4,985,307,697    -6.97%     -4.85%    0.60%
            2010                 0.60%    2.85%      0.97     12.54   1,215,517,545   5,741,863,255    15.35%     17.97%    0.73%
            2009                 0.60%    2.85%      0.83     10.64   1,324,968,001   5,008,217,471    35.49%     38.58%    0.68%
            2008                 0.60%    2.85%      0.60      7.68   1,397,615,220   3,385,042,255   -45.55%    -44.31%    0.87%
            2007                 0.60%    2.85%      1.09     13.80   1,489,995,517   5,488,199,273     9.19%     11.68%    0.82%
AMERICAN FUNDS GROWTH-INCOME CLASS 1
            2011                 1.35%    2.80%      1.30     10.06     296,514,968   1,332,925,252    -3.98%     -2.92%    1.72%
            2010                 1.35%    2.45%      1.35     10.41     343,984,307   1,594,462,009     9.01%     10.22%    1.65%
            2009                 1.35%    2.45%      1.23      9.48     397,377,783   1,674,870,030    28.36%     29.78%    1.78%
            2008                 1.35%    2.45%      0.95      7.34     463,579,996   1,507,865,676   -39.19%    -38.52%    1.87%
            2007                 1.35%    2.45%      1.55     11.99     552,306,035   2,925,810,349     2.77%      3.91%    1.66%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.60%    3.15%      1.20     11.03   1,428,639,748   5,021,092,569    -4.59%     -2.42%    1.52%
            2010                 0.60%    2.85%      1.24     11.31   1,619,100,107   5,642,759,369     8.30%     10.76%    1.49%
            2009                 0.60%    2.85%      1.14     10.22   1,791,219,226   5,308,353,161    27.55%     30.46%    1.64%
            2008                 0.60%    2.85%      0.88      7.83   1,985,677,428   4,098,204,224   -39.60%    -38.22%    1.74%
            2007                 0.60%    2.85%      1.44     12.69   2,248,511,385   6,692,590,339     2.09%      4.41%    1.57%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 1
            2011                 1.35%    2.80%      1.78     12.65      36,146,395     149,166,319    -0.30%      0.81%    7.50%
            2010                 1.35%    2.45%      1.78     12.61      41,045,450     167,909,242    12.59%     13.84%    7.49%
            2009                 1.35%    2.45%      1.57     11.12      46,881,659     168,606,355    36.08%     37.59%    7.29%
            2008                 1.35%    2.45%      1.14      8.12      50,912,255     133,772,811   -25.59%    -24.77%    7.05%
            2007                 1.35%    2.45%      1.53     10.72      61,234,521     214,014,807    -0.84%      0.26%   11.07%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                  MINIMUM   MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS                        TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)   OUTSTANDING     NET ASSETS    RETURN(4) RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -------------  --------------  --------- ---------- ---------
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2011                 0.60%    3.15%    $ 1.69    $13.70     218,547,227  $1,013,611,183    -0.94%      1.31%    7.43%
            2010                 0.60%    2.85%      1.69     13.53     245,437,238   1,088,547,418    11.84%     14.38%    7.61%
            2009                 0.60%    2.85%      1.49     11.83     275,777,674   1,016,373,848    35.04%     38.11%    7.34%
            2008                 0.60%    2.85%      1.09      8.57     286,586,077     749,719,418   -25.98%    -24.29%    7.55%
            2007                 0.60%    2.85%      1.45     11.33     323,762,230     959,602,377    -1.51%      0.73%   11.68%
AMERICAN FUNDS INTERNATIONAL CLASS 1
            2011                 1.35%    2.80%      1.70     11.02     151,887,884     586,376,453   -15.85%    -14.92%    1.89%
            2010                 1.35%    2.45%      2.00     13.01     177,516,050     805,613,387     4.92%      6.08%    2.20%
            2009                 1.35%    2.45%      1.89     12.32     208,249,270     891,829,837    40.03%     41.58%    1.72%
            2008                 1.35%    2.45%      1.34      8.74     245,729,055     742,655,652   -43.42%    -42.79%    2.06%
            2007                 1.35%    2.45%      2.36     15.34     290,661,818   1,535,397,278    17.39%     18.69%    1.64%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 0.60%    3.15%      0.95     12.68     390,578,884   1,782,903,832   -16.39%    -14.48%    1.77%
            2010                 0.60%    2.85%      1.12     14.84     428,993,006   2,140,984,042     4.22%      6.59%    2.08%
            2009                 0.60%    2.85%      1.06     13.93     461,563,168   1,977,114,769    39.05%     42.22%    1.53%
            2008                 0.60%    2.85%      0.76      9.80     527,432,055   1,518,970,267   -43.75%    -42.47%    2.02%
            2007                 0.60%    2.85%      1.33     17.04     590,636,645   2,471,363,100    16.65%     19.30%    1.63%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 1
            2011                 1.35%    2.80%     13.94     14.43         987,692      14,148,397   -10.73%     -9.74%    2.94%
            2010                 1.35%    2.45%     15.62     15.99         933,658      14,903,850     4.64%      5.80%    2.47%
            2009                 1.35%    2.45%     14.96     15.11         766,112      11,569,850    37.26%     38.50%    2.66%
            2008     11/18/08    1.35%    2.25%     10.90     10.91          74,228         809,867     2.89%      9.11%    0.10%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 2
            2011                 0.60%    3.00%     10.67     14.66      13,455,600     190,734,350   -11.28%     -9.26%    2.99%
            2010                 0.60%    2.85%     15.40     16.16      10,938,199     173,409,710     3.92%      6.28%    2.48%
            2009                 0.60%    2.85%     14.85     15.20       6,369,824      95,854,382    36.31%     39.20%    2.39%
            2008     11/18/08    0.60%    2.70%     10.89     10.92         360,626       3,933,764     0.76%     18.42%    0.08%
AMERICAN FUNDS MORTGAGE BOND CLASS 2
            2011      5/23/11    0.60%    3.00%      9.49      9.89       7,138,651      68,350,590    -5.98%      4.46%    1.01%
AMERICAN FUNDS NEW WORLD CLASS 1
            2011                 1.35%    2.65%      2.44     15.23      31,413,762      79,263,718   -15.84%    -14.91%    1.86%
            2010                 1.35%    2.45%      2.87     17.98      36,894,604     108,708,007    15.34%     16.62%    1.82%
            2009                 1.35%    2.45%      2.47     15.49      38,740,465      97,473,198    46.32%     47.94%    1.79%
            2008                 1.35%    2.45%      1.67     10.34      39,762,273      67,651,272   -43.61%    -42.98%    1.58%
            2007                 1.35%    2.45%      2.94     18.31      50,274,144     149,465,967    29.52%     30.75%    3.53%
AMERICAN FUNDS NEW WORLD CLASS 2
            2011                 0.60%    3.15%      2.05     17.28     137,993,551     873,050,266   -16.37%    -14.46%    1.70%
            2010                 0.60%    2.85%      2.42     20.21     152,330,318   1,047,161,279    14.57%     17.17%    1.63%
            2009                 0.60%    2.85%      2.09     17.26     159,362,517     871,366,069    45.45%     48.76%    1.53%
            2008                 0.60%    2.85%      1.42     11.61     173,167,947     624,067,339   -44.00%    -42.72%    1.52%
            2007                 0.60%    2.85%      2.50     20.28     197,779,258   1,074,145,120    28.50%     31.42%    3.33%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 1
            2011                 1.35%    2.80%      1.24     12.62      61,240,923     183,749,408     5.24%      6.41%    2.00%
            2010                 1.35%    2.45%      1.18     11.91      68,440,696     191,633,887     3.38%      4.52%    1.91%
            2009                 1.35%    2.45%      1.14     11.45      77,109,580     206,410,443     0.30%      1.41%    2.63%
            2008                 1.35%    2.45%      1.14     11.15      84,755,539     225,252,016     5.24%      6.40%    3.21%
            2007                 1.35%    2.45%      1.08     10.58      70,038,007     175,553,334     4.24%      5.40%    7.59%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2011                 0.60%    3.15%      1.19     13.31     326,512,739   1,902,410,925     4.55%      6.93%    1.77%
            2010                 0.60%    2.85%      1.14     12.45     347,957,427   1,866,302,178     2.78%      5.11%    1.91%
            2009                 0.60%    2.85%      1.10     11.85     334,720,627   1,484,380,268    -0.38%      1.89%    2.83%
            2008                 0.60%    2.85%      1.10     11.64     328,262,012   1,133,722,854     4.61%      6.98%    3.52%
            2007                 0.60%    2.85%      1.05     10.88     219,840,541     561,301,239     3.49%      5.85%    7.86%
LVIP AMERICAN BALANCED ALLOCATION STANDARD CLASS
            2011                 1.35%    2.80%     10.40     10.43         944,482       9,787,588    -1.79%     -1.64%    1.13%
            2010     11/22/10    1.35%    1.50%     10.59     10.60          67,117         711,357     1.24%      1.43%    0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                  MINIMUM   MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS                        TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)   OUTSTANDING     NET ASSETS    RETURN(4) RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -------------  --------------  --------- ---------- ---------
LVIP AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2011                 0.60%    3.15%    $10.16    $10.49      43,046,092    $444,297,586    -3.38%     -1.23%    0.40%
            2010     11/16/10    0.60%    2.80%     10.52     10.62       3,338,702      35,282,096     0.40%      3.22%    0.00%
LVIP AMERICAN GROWTH ALLOCATION STANDARD CLASS
            2011                 1.35%    2.65%     10.36     10.36         773,199       7,974,794    -3.18%     -3.18%    0.99%
            2010     12/14/10    1.35%    1.35%     10.70     10.70           1,263          13,511     0.84%      0.84%    0.00%
LVIP AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2011                 0.60%    3.15%     10.10     10.42      42,556,399     436,977,287    -4.90%     -2.79%    0.33%
            2010     11/16/10    0.60%    2.80%     10.62     10.72       2,895,872      30,921,456     0.31%      3.37%    0.00%
LVIP AMERICAN INCOME ALLOCATION STANDARD CLASS
            2011                 1.35%    2.45%     10.51     10.53         273,530       2,869,472     1.33%      1.48%    1.28%
            2010     11/17/10    1.35%    1.50%     10.37     10.38           6,268          65,069     0.91%      1.27%    0.00%
LVIP AMERICAN INCOME ALLOCATION SERVICE CLASS
            2011                 0.60%    3.15%      9.97     10.59      12,161,977     126,838,910    -0.68%      1.84%    0.35%
            2010     11/16/10    0.65%    3.15%     10.04     10.40       1,665,126      17,216,414     0.39%      1.61%    0.00%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                    AGGREGATE     AGGREGATE
                                                     COST OF      PROCEEDS
SUBACCOUNT                                          PURCHASES    FROM SALES
------------------------------------------------  ------------  ------------
American Funds Asset Allocation Class 1           $ 14,649,011  $ 66,253,739
American Funds Asset Allocation Class 2             89,806,234   360,634,651
American Funds Blue Chip Income & Growth Class 1    12,946,327    13,034,547
American Funds Blue Chip Income & Growth Class 2   116,906,929   205,877,864
American Funds Bond Class 1                         13,062,439    34,258,106
American Funds Bond Class 2                        246,521,012   286,663,826
American Funds Cash Management Class 1              27,776,097    34,013,133

                                                               AGGREGATE     AGGREGATE
                                                                COST OF      PROCEEDS
SUBACCOUNT                                                     PURCHASES    FROM SALES
-----------------------------------------------------------  ------------  ------------
American Funds Cash Management Class 2                       $308,546,284  $289,177,388
American Funds Global Balanced Class 2                         21,519,532       759,859
American Funds Global Bond Class 1                             11,407,094     9,115,022
American Funds Global Bond Class 2                            231,184,972   103,453,442
American Funds Global Discovery Class 1                         4,103,716     4,929,516
American Funds Global Discovery Class 2                        28,605,322    24,421,863
American Funds Global Growth Class 1                            4,147,021    18,228,873
American Funds Global Growth Class 2                           60,975,625   145,512,479
American Funds Global Growth and Income Class 1                 5,592,560    12,274,474
American Funds Global Growth and Income Class 2                99,637,806   138,472,369
American Funds Global Small Capitalization Class 1              6,651,958    29,913,033
American Funds Global Small Capitalization Class 2             67,905,039    76,960,721
American Funds Growth Class 1                                  11,019,164   229,463,613
American Funds Growth Class 2                                 108,079,956   616,302,730
American Funds Growth-Income Class 1                           22,654,612   236,844,125
American Funds Growth-Income Class 2                          132,192,674   579,423,426
American Funds High-Income Bond Class 1                        20,969,207    31,484,482
American Funds High-Income Bond Class 2                       186,525,900   202,624,257
American Funds International Class 1                           12,832,581   119,681,377
American Funds International Class 2                          122,326,645   161,397,663
American Funds International Growth and Income Class 1          4,979,019     3,689,444
American Funds International Growth and Income Class 2         50,169,783     8,728,060
American Funds Mortgage Bond Class 2                           71,041,707     1,790,198
American Funds New World Class 1                                7,084,571    20,873,200
American Funds New World Class 2                               76,716,752    92,142,235
American Funds U.S. Government/AAA-Rated Securities Class 1    19,867,126    33,668,503
American Funds U.S. Government/AAA-Rated Securities Class 2   211,107,291   235,380,285
LVIP American Balanced Allocation Standard Class               10,526,944     1,407,382
LVIP American Balanced Allocation Service Class               420,867,943     4,875,986
LVIP American Growth Allocation Standard Class                  8,911,886       831,069
LVIP American Growth Allocation Service Class                 422,370,386     4,531,579
LVIP American Income Allocation Standard Class                  3,360,160       582,940
LVIP American Income Allocation Service Class                 112,540,958     5,006,212

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                   NET
                                                       SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                             OWNED      VALUE     OF SHARES    COST OF SHARES
--------------------------------------------------  -----------  ------  --------------  --------------
American Funds Asset Allocation Class 1              27,020,545  $16.17  $  436,922,206  $  379,188,428
American Funds Asset Allocation Class 2             182,376,233   16.06   2,928,962,290   2,883,716,000
American Funds Blue Chip Income & Growth Class 1     10,470,305    9.00      94,232,745      94,960,627
American Funds Blue Chip Income & Growth Class 2    274,153,166    8.93   2,448,187,772   2,569,020,670
American Funds Bond Class 1                          18,520,955   10.99     203,545,297     195,204,214
American Funds Bond Class 2                         287,318,537   10.87   3,123,152,499   3,053,101,580
American Funds Cash Management Class 1                5,174,862   11.36      58,786,435      59,121,320
American Funds Cash Management Class 2               45,370,770   11.22     509,060,036     512,410,574
American Funds Global Balanced Class 2                2,014,439   10.36      20,869,583      20,784,332
American Funds Global Bond Class 1                    5,117,532   11.96      61,205,680      59,044,658
American Funds Global Bond Class 2                  101,979,249   11.91   1,214,572,851   1,173,590,881
American Funds Global Discovery Class 1               1,075,880   11.35      12,211,235      11,957,036
American Funds Global Discovery Class 2              16,961,772   11.30     191,668,028     196,084,910
American Funds Global Growth Class 1                  4,920,726   19.40      95,462,093      83,904,088
American Funds Global Growth Class 2                 72,563,440   19.29   1,399,748,764   1,387,561,026
American Funds Global Growth and Income Class 1       6,766,809    9.20      62,254,648      67,745,954
American Funds Global Growth and Income Class 2     137,662,156    9.19   1,265,115,211   1,373,894,610
American Funds Global Small Capitalization Class 1    4,788,497   17.29      82,793,120      86,247,484
American Funds Global Small Capitalization Class 2   46,288,166   17.04     788,750,343     891,025,990
American Funds Growth Class 1                        24,063,269   52.07   1,252,974,418   1,121,545,326

                                                                            NET
                                                                SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                      OWNED      VALUE     OF SHARES    COST OF SHARES
-----------------------------------------------------------  -----------  ------  --------------  --------------
American Funds Growth Class 2                                 96,514,019  $51.68  $4,987,844,512  $5,102,165,276
American Funds Growth-Income Class 1                          40,083,450   33.27   1,333,576,396   1,252,947,207
American Funds Growth-Income Class 2                         151,853,882   33.07   5,021,807,866   5,344,238,672
American Funds High-Income Bond Class 1                       14,148,457   10.54     149,124,734     162,527,289
American Funds High-Income Bond Class 2                       97,337,549   10.42   1,014,257,254   1,076,189,478
American Funds International Class 1                          38,605,670   15.21     587,192,235     601,194,621
American Funds International Class 2                         117,654,243   15.16   1,783,638,315   2,052,896,820
American Funds International Growth and Income Class 1         1,056,062   13.40      14,151,229      15,039,569
American Funds International Growth and Income Class 2        14,262,917   13.37     190,695,203     201,816,210
American Funds Mortgage Bond Class 2                           7,306,462    9.35      68,315,421      69,004,532
American Funds New World Class 1                               4,034,549   19.65      79,278,892      73,186,402
American Funds New World Class 2                              44,780,582   19.50     873,221,344     841,689,300
American Funds U.S. Government/AAA-Rated Securities Class 1   14,125,137   13.00     183,626,782     169,754,224
American Funds U.S. Government/AAA-Rated Securities Class 2  147,529,634   12.89   1,901,656,977   1,811,913,076
LVIP American Balanced Allocation Standard Class                 918,776   10.55       9,688,498       9,813,486
LVIP American Balanced Allocation Service Class               42,091,201   10.55     444,020,080     449,646,287
LVIP American Growth Allocation Standard Class                   752,928   10.49       7,894,453       8,092,230
LVIP American Growth Allocation Service Class                 41,568,583   10.49     436,054,440     446,565,054
LVIP American Income Allocation Standard Class                   269,206   10.66       2,869,740       2,847,042
LVIP American Income Allocation Service Class                 11,787,297   10.66     125,687,953     124,410,203

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                     ISSUED      REDEEMED     (DECREASE)
-----------------------------------------------------------  ----------  ------------  ------------
American Funds Asset Allocation Class 1                       1,515,182   (15,792,155)  (14,276,973)
American Funds Asset Allocation Class 2                       2,367,852  (120,750,576) (118,382,724)
American Funds Blue Chip Income & Growth Class 1             10,497,411   (12,224,234)   (1,726,823)
American Funds Blue Chip Income & Growth Class 2             14,712,064   (84,777,939)  (70,065,875)
American Funds Bond Class 1                                   3,793,313   (18,379,304)  (14,585,991)
American Funds Bond Class 2                                  20,832,985   (67,524,786)  (46,691,801)
American Funds Cash Management Class 1                       17,569,018   (21,256,075)   (3,687,057)
American Funds Cash Management Class 2                       96,477,041   (92,999,205)    3,477,836
American Funds Global Balanced Class 2                        2,104,271       (73,897)    2,030,374
American Funds Global Bond Class 1                              780,251      (697,458)       82,793
American Funds Global Bond Class 2                           16,221,007    (7,426,544)    8,794,463
American Funds Global Discovery Class 1                       2,886,001    (3,644,672)     (758,671)
American Funds Global Discovery Class 2                       5,821,492    (8,202,724)   (2,381,232)
American Funds Global Growth Class 1                          1,001,830    (6,414,536)   (5,412,706)
American Funds Global Growth Class 2                          2,594,577   (40,597,912)  (38,003,335)
American Funds Global Growth and Income Class 1                 357,874    (1,083,944)     (726,070)
American Funds Global Growth and Income Class 2               6,521,364   (11,644,367)   (5,123,003)
American Funds Global Small Capitalization Class 1            1,775,907    (9,755,195)   (7,979,288)
American Funds Global Small Capitalization Class 2            5,413,412   (19,376,625)  (13,963,213)
American Funds Growth Class 1                                   302,367   (30,711,168)  (30,408,801)
American Funds Growth Class 2                                 5,622,558  (143,407,676) (137,785,118)
American Funds Growth-Income Class 1                             30,878   (47,500,217)  (47,469,339)
American Funds Growth-Income Class 2                          3,432,992  (193,893,351) (190,460,359)
American Funds High-Income Bond Class 1                       2,266,523    (7,165,578)   (4,899,055)
American Funds High-Income Bond Class 2                      17,172,794   (44,062,805)  (26,890,011)
American Funds International Class 1                             48,261   (25,676,427)  (25,628,166)
American Funds International Class 2                          6,379,505   (44,793,627)  (38,414,122)
American Funds International Growth and Income Class 1          299,332      (245,298)       54,034
American Funds International Growth and Income Class 2        3,084,020      (566,619)    2,517,401
American Funds Mortgage Bond Class 2                          7,325,261      (186,610)    7,138,651
American Funds New World Class 1                              2,052,753    (7,533,595)   (5,480,842)
American Funds New World Class 2                              5,116,850   (19,453,617)  (14,336,767)
American Funds U.S. Government/AAA-Rated Securities Class 1   4,174,532   (11,374,305)   (7,199,773)
American Funds U.S. Government/AAA-Rated Securities Class 2  24,773,451   (46,218,139)  (21,444,688)

                                                     UNITS      UNITS   NET INCREASE
SUBACCOUNT                                          ISSUED    REDEEMED   (DECREASE)
------------------------------------------------------------  --------  ------------
LVIP American Balanced Allocation Standard Class   1,003,083  (125,718)     877,365
LVIP American Balanced Allocation Service Class   40,221,302  (513,912)  39,707,390
LVIP American Growth Allocation Standard Class       845,202   (73,266)     771,936
LVIP American Growth Allocation Service Class     40,058,845  (398,318)  39,660,527
LVIP American Income Allocation Standard Class       321,235   (53,973)     267,262
LVIP American Income Allocation Service Class     10,971,720  (474,869)  10,496,851

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                UNITS         UNITS     NET INCREASE
SUBACCOUNT                                                      ISSUED      REDEEMED     (DECREASE)
-----------------------------------------------------------  -----------  ------------  ------------
American Funds Asset Allocation Class 1                        6,420,500   (22,973,583)  (16,553,083)
American Funds Asset Allocation Class 2                       58,046,196  (173,138,203) (115,092,007)
American Funds Blue Chip Income & Growth Class 1              16,277,099   (17,726,265)   (1,449,166)
American Funds Blue Chip Income & Growth Class 2              95,008,048  (136,584,745)  (41,576,697)
American Funds Bond Class 1                                   19,016,815   (25,250,593)   (6,233,778)
American Funds Bond Class 2                                  146,297,569  (136,028,749)   10,268,820
American Funds Cash Management Class 1                        29,358,032   (38,763,120)   (9,405,088)
American Funds Cash Management Class 2                       153,046,473  (210,886,010)  (57,839,537)
American Funds Global Bond Class 1                             1,684,894    (1,201,705)      483,189
American Funds Global Bond Class 2                            35,939,768   (15,043,133)   20,896,635
American Funds Global Discovery Class 1                        2,593,049    (4,338,004)   (1,744,955)
American Funds Global Discovery Class 2                       12,380,349   (16,069,613)   (3,689,264)
American Funds Global Growth Class 1                           3,162,414    (8,788,940)   (5,626,526)
American Funds Global Growth Class 2                          33,579,081   (66,074,703)  (32,495,622)
American Funds Global Growth and Income Class 1                1,370,025    (1,346,674)       23,351
American Funds Global Growth and Income Class 2               29,679,335   (24,542,323)    5,137,012
American Funds Global Small Capitalization Class 1             7,893,031   (11,373,851)   (3,480,820)
American Funds Global Small Capitalization Class 2            28,299,911   (40,776,063)  (12,476,152)
American Funds Growth Class 1                                  4,775,079   (39,610,126)  (34,835,047)
American Funds Growth Class 2                                101,243,830  (210,694,286) (109,450,456)
American Funds Growth-Income Class 1                           6,391,114   (59,784,590)  (53,393,476)
American Funds Growth-Income Class 2                          93,263,940  (265,383,059) (172,119,119)
American Funds High-Income Bond Class 1                        6,259,067   (12,095,276)   (5,836,209)
American Funds High-Income Bond Class 2                       53,591,859   (83,932,295)  (30,340,436)
American Funds International Class 1                           2,266,107   (32,999,327)  (30,733,220)
American Funds International Class 2                          47,313,113   (79,883,275)  (32,570,162)
American Funds International Growth and Income Class 1           486,975      (319,429)      167,546
American Funds International Growth and Income Class 2         7,242,849    (2,674,474)    4,568,375
American Funds New World Class 1                               7,079,577    (8,925,438)   (1,845,861)
American Funds New World Class 2                              27,294,386   (34,326,585)   (7,032,199)
American Funds U.S. Government/AAA-Rated Securities Class 1   10,000,273   (18,669,157)   (8,668,884)
American Funds U.S. Government/AAA-Rated Securities Class 2  109,693,753   (96,456,953)   13,236,800
LVIP American Balanced Allocation Standard Class                  70,674        (3,557)       67,117
LVIP American Balanced Allocation Service Class                3,602,158      (263,456)    3,338,702
LVIP American Growth Allocation Standard Class                     1,263            --         1,263
LVIP American Growth Allocation Service Class                  3,226,167      (330,295)    2,895,872
LVIP American Income Allocation Standard Class                     6,268            --         6,268
LVIP American Income Allocation Service Class                  1,766,187      (101,061)    1,665,126

7. SUBSEQUENT EVENT

Management evaluated subsequent events through March 30, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account H

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account H ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account H at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012